Prospectus Supplement
John Hancock Municipal Securities Trust (the Trust)
John Hancock High Yield Municipal Bond Fund (the fund)
Supplement dated October 2, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Notice of Reverse Stock Split
At its meeting held September 22-24, 2026, the Board of Trustees of the Trust (the Board) considered and approved a reverse stock split of 1 to 2 (1:2) of the fund's issued and outstanding shares (the Reverse Stock Split). It is currently anticipated that the Reverse Stock Split will be completed after the close of business on or about November 20, 2026 (the Effective Date).
As a result of the Reverse Stock Split, based on the number of shares of the fund that a shareholder holds as of the close of business on the Effective Date, the shareholder will receive a reduced number of shares of the fund based on the split ratio with the same aggregate dollar value. The effect of the Reverse Stock Split is to reduce the number of outstanding shares of the fund and increase the fund’s net asset value per share. Thus, the total dollar value of a shareholder’s investment in shares of the fund will not change due to the Reverse Stock Split, and each shareholder will continue to own the same percentage (by value) of shares of the fund immediately following the Reverse Stock Split. The Reverse Stock Split will not be a taxable event, nor does it have an impact on the fund’s holdings or its performance.
The shares of the fund will be offered, sold and redeemed on a Reverse Stock Split-adjusted basis beginning on the first business day following the Reverse Stock Split. A shareholder’s next account statement after the Reverse Stock Split is completed will also reflect the Reverse Stock Split.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.